Exhibit 10.4

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of November 21, 2022, and shall be effective as of the Closing (as defined below), by and among (i) Hainan Manaslu Acquisition Corp., a Cayman Islands exempted company (the “Company”), (ii) Bright Winlong LLC, a Cayman Islands limited liability company (“Sponsor”), and (iii) Able View Global Inc., a Cayman Islands exempted company and wholly owned subsidiary of Able View (as defined below) (“Pubco”), and (iv) each of the undersigned individuals (together with the Sponsor and any person or entity who hereafter becomes a party to the Registration Rights Agreement (as defined below) pursuant to Section 6.2 of the Registration Rights Agreement, a “Holder” and collectively the “Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (and if such term is not defined in the Registration Rights Agreement, then the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, the Company, Sponsor and the other undersigned Holders are parties to that certain Registration Rights Agreement, dated as of August 10, 2022 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Holders with respect to the Company’s securities;

WHEREAS, on or about the date hereof, (i) the Company, (ii) Able View Inc., a Cayman Islands exempted company (“Able View”), (iii) Pubco, (iv) Able View Corporation Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), and (v) the shareholders of Able View (collectively, the “Sellers”), entered into that certain Business Combination Agreement (as may be amended, restated, supplemented and/or modified from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”): (a) the Company shall merge with and into Merger Sub, with the Company continuing as the surviving entity in the merger (“Merger”), as a result of which: (i) the Company shall become a wholly-owned subsidiary of Pubco and (ii) each issued and outstanding security of the Company immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco, and (b) Pubco shall acquire all of the issued and outstanding Company Shares from the Sellers in exchange for ordinary shares of Pubco (the “Share Exchange” and, collectively with the Merger and the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents, the “Transactions”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law;

WHEREAS, in connection with the execution of the Business Combination Agreement, the Company, Pubco and the Sellers will enter into a Registration Rights Agreement, dated as of November 21, 2022 (as may be amended, restated, supplemented and/or modified from time to time in accordance with the terms thereof, the “Shareholder Registration Rights Agreement”), pursuant to which Pubco shall grant to the Sellers certain registration rights with respect to the securities of Pubco received by the Sellers in the Share Exchange and any other securities of Pubco held by the Sellers or other “Registrable Securities” (as defined therein) of the Sellers (collectively, the “Shareholder Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the Company’s and Pubco’s entrance into the Shareholder Registration Rights Agreement; and

WHEREAS, pursuant to Section 5.5 of the Original Agreement, the Original Agreement can be amended with the written consent of the parties to the Original Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of the Company under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) Section 2.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Ordinary Shares or other securities which the Company desires to sell and the Ordinary Shares or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Shareholder Securities for the account of any persons who have exercised demand registration rights pursuant to the Shareholder Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable person has requested be included in such registration, regardless of the number of securities held by each such person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to Section 2.2 and the Shareholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Shareholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities. In the event that the Company securities that are convertible into the Ordinary Shares are included in the offering, the calculations under this Section 2.1.4 shall include such the Company securities on an as-converted to Ordinary Share basis.

(c) Section 2.2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and Holders holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of the Ordinary Shares or other Company securities which the Company desires to sell, taken together with the Ordinary Shares or other Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Holders holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Ordinary Shares or other Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Shareholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Shareholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities for the account of other persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities;

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Ordinary Shares or other securities for the account of the Demanding Holders and the Shareholder Securities for the account of any persons who have exercised demand registration rights pursuant to the Shareholder Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Shareholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Shareholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of Shareholder Securities under the Shareholder Registration Rights Agreement: (i) first, the Shareholder Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Shareholder Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Shareholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Shareholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities; and

(d) If the registration is a “demand” registration undertaken at the demand of persons other than either Demanding Holders under Section 2.1 or the holders of Shareholder Securities exercising demand registration rights under the Shareholder Registration Rights Agreement: (i) first, the Ordinary Shares or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Shareholder Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Shareholder Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons that can be sold without exceeding the Maximum Number of Securities.

In the event that the Company securities that are convertible into the Ordinary Shares are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted to Ordinary Share basis. Notwithstanding anything to the contrary above, to the extent that the registration of a Holder’s Registrable Securities would prevent the Company or the demanding shareholders from effecting such registration and offering, such Holder shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.”

(d) The penultimate sentence of Section 5.1 of the Original Agreement is hereby amended as follows:

“Any notice or communication under this Agreement must be addressed, if to the Company, to: Able View Global Inc., Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands, Attn: Dennis Tang, Director, Telephone No.: +86 21 6289 8086, Email: dennis.tang@ableview.hk, with a copy (which shall not constitute notice) to: Pryor Cashman LLP, 7 Times Square, New York, NY 10036, Attn: Elizabeth Fei Chen, Telephone No.: 212-326-0199, Email: EChen@pryorcashman.com, and to Ellenoff Grossman & Schole LLP, Attn: Richard Anslow and Matthew A. Gray, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, Telephone No.: 212-3870-1300, Email: ranslow@egsllp.com and mgray@egsllp.com, and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records.”

(e) Section 5.7 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Term. This Agreement shall terminate upon the earlier of (i) the fifth (5th) anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities without registration pursuant to Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 3.5 and Article IV shall survive any termination.”

(f) A Section 5.14 of the Registration Rights Agreement is hereby added as follows:

“5.14 Interpretation. The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation, and shall be deemed in each case to be followed by the words “without limitation”. The term “person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.”

3. Acknowledgement of Other Registration Rights Agreement. The parties hereby acknowledge and agree that, notwithstanding Section 5.6 of the Registration Rights Agreement, in connection with the Business Combination Agreement, the Company has entered into the Shareholder Registration Rights Agreement with respect to the Shareholder Securities, and consent to the foregoing.

4. Effectiveness. This Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 5.4 thereof.

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

HAINAN MANASLU ACQUISITION CORP.

By:	/s/ Zhifan Zhou
Name:	Zhifan Zhou
Title:	Chief Executive Officer and Chairman

Sponsor:

BRIGHT WINLONG LLC

By:	/s/ Zhifan Zhou
Name:	Zhifan Zhou
Title:	Chief Executive Officer

Pubco:

ABLE VIEW GLOBAL INC.

By:	/s/ Tang Jing
Name:	Tang Jing
Title:	Director

[Signature Page to First Amendment to Registration Rights Agreement]